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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):      April 20, 1998
                                                            ---------------

                       BANC ONE AUTO GRANTOR TRUST 1997-A
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                    (Issuer with respect to the Certificates)


                              BANK ONE, TEXAS, N.A.
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             (Exact name of registrant as specified in its charter)


                                  United States
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         (State or other jurisdiction of incorporation or organization)


           333-25951                                    75-2270994
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    (Commission File Number)                          (IRS Employer
                                                  Identification Number)


c/o Bank One, Texas, N.A., as Servicer, Attn: John Jaeger,
150 East Campus View, Columbus, Ohio                                43235
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(Address of principal executive offices)                          (Zip Code)


                                 (614) 248-3718
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               Registrant's telephone number, including area code


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Item 5.    Other Events

           On April 20, 1998, the Banc One Auto Grantor Trust 1997-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.27% Asset Backed Certificates and Class B 6.40% Asset Backed Certificates. Exhibit
           99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

           This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from March 20, 1998 through April 17, 1998 and for the Collection Period from March 1, 1998 through March 31, 1998.


Item 7.    Exhibits

           See page 4 for Exhibit Index.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC ONE AUTO GRANTOR TRUST 1997-A

                                   By:   Bank One, Texas, N.A., as Servicer
                                         on behalf of the Trust


                                   By:   /s/  Tracie H. Klein
                                         ---------------------------------
                                         Name:    Tracie H. Klein
                                         Title:   Vice President



Date:  April 16, 1998
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                                 EXHIBIT INDEX


Exhibit     Description                                           Page
-------     -----------                                           ----

99.1        Monthly Statement and Additional Information..........5-13